DYNEGY HOLDINGS INC.

SIXTH SUPPLEMENTAL INDENTURE

Dated as of December 30, 2009

to the

INDENTURE

Originally dated as of September 26, 1996,

as amended and restated

on March 23, 1998

and March 14, 2001

between

DYNEGY HOLDINGS INC.

and

WILMINGTON TRUST COMPANY

(as successor to

JPMorgan Chase Bank, N.A.,

successor to Bank One Trust Company,

National Association),

as the Trustee

Table of Contents

Page

ARTICLE I

AMENDMENTS

SECTION 1.1	Amendment to Section 1.01	2
SECTION 1.2	Amemdment to Section 7.04	2
SECTION 1.3	Amendment to Section 8.01	2
SECTION 1.4	Amendment to Section 10.05	2
SECTION 1.5	Amendment to Section 10.06	2
SECTION 1.6	Conforming Amendments	2
SECTION 1.7	Applicability	2

ARTICLE II

MISCELLANEOUS

SECTION 2.1	Ratification; Conflict	2
SECTION 2.2	Conflict with the Trust Indenture Act	3
SECTION 2.3	Certain Defined Terms	3
SECTION 2.4	Counterparts	3
SECTION 2.5	Governing Law	3
SECTION 2.6	Effect of Headings and Table of Contents	3
SECTION 2.7	Benefits under Sixth Supplemental Indenture, etc.	3
SECTION 2.8	Severability	3
SECTION 2.9	Successors	3

SIXTH SUPPLEMENTAL INDENTURE, dated as of December 30, 2009 (this “Sixth Supplemental Indenture”), to the indenture dated September 26, 1996, as amended and restated as of March 23, 1998, as amended and restated as of March 14, 2001 (the “Amended and Restated Indenture”), as supplemented by a first supplemental indenture dated as of July 25, 2003 (the “First Supplemental Indenture”), as supplemented by a second supplemental indenture dated as of April 12, 2006 (the “Second Supplemental Indenture”), as supplemented by a Third Supplemental Indenture dated as of May 24, 2007 (the “Third Supplemental Indenture”), as supplemented by a Fourth Supplemental Indenture dated as of May 24, 2007 (the “Fourth Supplemental Indenture”), and as supplemented by a Fifth Supplemental Indenture dated as of December 1, 2009 (the “Fifth Supplemental Indenture” and, together with the Amended and Restated Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, and the Fifth Supplemental Indenture, the “Original Indenture”) between Dynegy Holdings Inc., a Delaware corporation (the “Company”), and Wilmington Trust Company (as successor to JP Morgan Chase Bank, N.A., successor to Bank One Trust Company, National Association, the “Trustee”).

RECITALS

WHEREAS, there is currently outstanding under the Original Indenture an aggregate principal amount of $500,000,000 of the Company’s 6.875% Senior Notes due 2011, CUSIP 26816LAD4 and $500,000,000 of the 8.750% Senior Notes due 2012, CUSIP 26816LAG7 (collectively, the “Securities” and each a “series” of Securities);

WHEREAS, Section 9.02 of the Original Indenture provides that the Company, when authorized by Board Resolution, and the Trustee may (subject to certain exceptions), with the written consent of the holders of a majority in principal amount of a particular series of Securities Outstanding (the “Requisite Consents”), amend or supplement the Original Indenture with respect to such series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Original Indenture or modifying in any manner the rights of Holders of Securities of such series;

WHEREAS, the Company has received the Requisite Consents to amend the Original Indenture with respect to each such series of the Securities as set forth herein (the “Amendments”) and has delivered an Officers’ Certificate to the Trustee so certifying; and

WHEREAS, the Company has been authorized by a resolution of its board of directors to enter into this Sixth Supplemental Indenture.

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

SECTION 1.1   Amendment to Section 1.01.  The provisions of Section 1.01 of the Original Indenture are hereby amended by deleting, in their entirety, those terms, and the respective meanings assigned thereto, that are referred to solely in the provisions of those sections and subsections of the Original Indenture (other than Section 1.01) that will be amended by deleting the text of such section or subsection, as the case may be, in its entirety (and inserting in lieu thereof the phrase “[intentionally omitted]”), as a result of the execution of this Sixth Supplemental Indenture.

SECTION 1.2   Amendment to Section 7.04.  The provisions of Section 7.04 of the Original Indenture are hereby amended by deleting the text of such section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted].”

SECTION 1.3   Amendment to Section 8.01.  Subsection (2) of Section 8.01 is hereby amended by deleting the text of such subsection in its entirety and inserting in lieu thereof the phrase “[intentionally omitted].”

SECTION 1.4   Amendment to Section 10.05.  The provisions of Section 10.05 of the Original Indenture are hereby amended by deleting the text of such section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted].”

SECTION 1.5   Amendment to Section 10.06.  The provisions of Section 10.06 of the Original Indenture are hereby amended by deleting the text of such section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted].”

SECTION 1.6   Conforming Amendments.  The form of Security and the outstanding Securities are hereby amended to make any and all changes that correspond to the amendments to the Original Indenture set forth in Sections 1.1, 1.2, 1.3, 1.4 and 1.5 of this Sixth Supplemental Indenture.

SECTION 1.7   Applicability.  The provisions of this Article I shall apply only to the Securities.

ARTICLE II

MISCELLANEOUS

SECTION 2.1   Ratification; Conflict.  Upon execution and delivery of this Sixth Supplemental Indenture, the Original Indenture shall be modified and amended in accordance with this Sixth Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Sixth Supplemental Indenture will control. The Original Indenture, as modified and amended by this Sixth Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Securities. In case of conflict between the terms and conditions contained in the Securities and those contained in the Original Indenture, as modified and amended by this Sixth Supplemental Indenture, the provisions of the Original Indenture, as modified and amended by this Sixth Supplemental Indenture, shall control.

SECTION 2.2   Conflict with the Trust Indenture Act.  If any provision of this Sixth Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939 (the “TIA”) that is required under the TIA to be part of and govern any provision of this Sixth Supplemental Indenture, the provision of the TIA shall control. If any provision of this Sixth Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Original Indenture as so modified or to be excluded by this Sixth Supplemental Indenture.

SECTION 2.3   Certain Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.

SECTION 2.4   Counterparts.  This Sixth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 2.5   Governing Law.  THIS SIXTH SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 2.6   Effect of Headings and Table of Contents.  The article and section headings herein and the table of contents are for convenience only and shall not affect the construction hereof.

SECTION 2.7   Benefits under Sixth Supplemental Indenture, etc..  Nothing in this Sixth Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Original Indenture, this Sixth Supplemental Indenture or the Securities.

SECTION 2.8   Severability.  In case any provision in this Sixth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 2.9   Successors.  All agreements of the Company in this Sixth Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Sixth Supplemental Indenture shall bind its successors.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Sixth Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

DYNEGY HOLDINGS INC.

By:
Name:

Title:

WILMINGTON TRUST COMPANY, as trustee

By:
Name:

Title:

[Signature Page to Sixth Supplemental Indenture]